Supplement dated April 13, 2023 to the Statements of Additional Information, dated, June 1, 2023, as may be revised or supplemented from time to time, for the following Funds:

AEW Global Focused Real Estate Fund

Effective immediately, the fifth item in the second paragraph in the section “Portfolio Holdings Information” is revised and amended to delete the reference to Aptimum Formation Developpement to read as:

(5) Disclosure to Natixis Investment Managers, LLC, either (i) in its capacity as the seed capital investor of the Funds in order to satisfy certain reporting obligations to its parent company or (ii) for its own risk management purposes; in the first scenario that Natixis Investment Managers, LLC agrees to maintain its seed capital invested in the Funds for a set period and does not effect a redemption of Fund shares while in possession of information that is not publicly available to other investors in the Fund; and